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Exhibit 10.19

AMENDMENT NO. 2 TO
THE MILLS CORPORATION
AMENDED AND RESTATED 1994 EXECUTIVE EQUITY INCENTIVE PLAN

        This Amendment No. 2 (the "Amendment") to The Mills Corporation Amended and Restated 1994 Executive Equity Incentive Plan (the "Plan") is adopted as of February 19, 2004 by the Board of Directors (the "Board") of The Mills Corporation (the "Company").

RECITALS

        WHEREAS, the Board has determined that it is desirable and in the best interests of the Company to amend the Plan to provide for the award of Restricted Stock Units (as defined in the Amendment); and

        WHEREAS, Section 25 of the Plan provides that the Plan may be amended by the Board.

        NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended, effective as of February 19, 2004, as follows:

  1.
  SECTION 1 ("DEFINITIONS") is hereby amended as follows:

  (a)  The definition of "AGREEMENT" in SECTION 1.1 is hereby replaced in its entirety with the following: "AGREEMENT" means a written agreement implementing a grant of an Option or an award of Restricted Stock or Restricted Stock Units.

  (b)  The definition of "DATE OF GRANT" in SECTION 1.9 is hereby replaced in its entirety with the following: "DATE OF GRANT" means the date on which an Option is granted or Restricted Stock or Restricted Stock Units are awarded by the Committee (or such later date as specified in advance by the Committee) or, in the case of a Nonstatutory Stock Option granted to an Outside Director, the date on which such Nonstatutory Stock Option is granted pursuant to and in accordance with the provisions of SECTION 11 hereof.

  (c)  A new SECTION 1.30 (A) is hereby added after SECTION 1.30 as follows: "RESTRICTED STOCK UNIT" means a notional Share awarded pursuant to the provisions of SUBSECTION 7.6 hereof.

  2.
  The first sentence of SECTION 3.1 shall be deleted and replaced with the following:

  An aggregate of 4,500,000 Shares is hereby made available and shall be reserved for issuance under the Plan with respect to the exercise of Options, the award of Restricted Stock and the award of Restricted Stock Units, provided that no more than 1,500,000 Shares may be issued pursuant to awards of Restricted Stock or Restricted Stock Units.

  3.
  The last sentence of SECTION 3.2 is hereby deleted and replaced with the following:

  Any Shares of Restricted Stock forfeited by the Grantee, and all Shares underlying any award of Restricted Stock Units forfeited by the Grantee will (unless the Plan shall have terminated) become available under the Plan for other grants or awards.

  4.
  SUBSECTIONS (a)-(c) in SECTION 4.2 are hereby deleted and replaced with the following:

  (a)  to grant Options and make awards of Restricted Stock or Restricted Stock Units;

  (b)  subject to SECTIONS 7 and 11, to determine (a) the Option Price of the Shares subject to each Option, (b) the Employees and Outside Directors to whom, and the time or times at which, Options shall be granted, Restricted Stock shall be awarded or, in the case of Employees, Restricted Stock Units shall be awarded, and (c) subject to SECTION 3, the number of Shares subject to an Option and the number of Shares of Restricted Stock, or the number of Restricted Stock Units, to be granted to each Optionee and Grantee thereof, respectively;

  (c)  to determine all other terms and provisions of each Agreement (which may, but need not be identical), and with the consent of the Optionee or Grantee, as the case may be, to modify any Agreement (including, without limitation, the vesting of Restricted Stock or Restricted Stock Units subject to such Agreement);

  5.
  SUBSECTIONS (ii)-(iii) in SECTION 4.2(d) are hereby deleted and replaced with the following:

  (ii)  for restrictions on the transfer, sale or other disposition of Shares issued to the Optionee upon the exercise of an Option, and for other restrictions permitted by SUBSECTION 7.6 hereof with respect to Restricted Stock and Restricted Stock Units awarded to a Grantee;

  (iii)  for an agreement by the Optionee or a Grantee, as the case may be, to resell to the Company, under specified conditions, Shares issued upon the exercise of an Option or awarded as Restricted Stock or upon settlement of an award of Restricted Stock Units;

  6.
  SUBSECTIONS (f)-(h) and (m) of SECTION 4.2 are hereby deleted and replaced with the following:

  (f)  to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation and subject to SECTION 15 hereof, the rules with respect to the exercisability of Options and the vesting of Restricted Stock and Restricted Stock Units;

  (g)  to require, whether or not provided for in the pertinent Agreement, of any person exercising an Option or acquiring Restricted Stock or Shares upon settlement of Restricted Stock Units, at the time of such exercise or acquisition, the making of any representations or agreements which the Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any state;

  (h)  to prescribe the method by which grants of Options and awards of Restricted Stock or Restricted Stock Units shall be evidenced;

  (m)  to impose such additional conditions, restrictions and limitations upon the exercise, vesting or retention of Options, Restricted Stock or Restricted Stock Units as the Committee may, prior to or concurrently with the grant or award thereof, deem appropriate, including, but not limited to, limiting the percentage of Options which may from time to time be exercised by an Optionee.

  7.
  SECTION 5 is hereby deleted and replaced with the following:

  Options, Restricted Stock and Restricted Stock Units may be granted or awarded, as the case may be, only to Outside Directors and Employees in accordance with the restrictions set forth in Section 7, except that Limited Partnership Employees are not eligible to receive Incentive Stock Options and Outside Directors and other members of the Committee are not eligible to receive Options, Restricted Stock or Restricted Stock Units other than pursuant to SECTIONS 7.7 AND 11. Subject to the provisions of SECTION 3 and 28 hereof, an Employee who has been granted an Option or awarded Restricted Stock or Restricted Stock Units may be granted additional Options or awarded additional Restricted Stock or Restricted Stock Units, and an Outside Director who has been granted Options or awarded Restricted Stock may be granted additional Options or awarded additional Restricted Stock; provided, however, that grants of Restricted Stock and Nonstatutory Stock Options to Outside Directors are subject to the limitations set forth in SECTIONS 7.7 AND 11, respectively. In selecting the individuals to whom Options, Restricted Stock or Restricted Stock Units shall be granted or awarded, as the case may be, as well as in determining the number of Shares subject to each Option, Restricted Stock or Restricted Stock Unit to be granted or awarded, the Committee shall take into consideration such factors as it deems relevant in connection with promoting the purposes of the Plan.

  8.
  The first sentence of SECTION 6.1 shall be deleted and replaced with the following:

  All Shares issued under the Plan pursuant to the exercise of an Option, an award of Restricted Stock or upon settlement of an award of Restricted Stock Units shall be issued by the Company.

        9.     SECTION 6.3 shall be renamed "SECTION 6.3. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS" and shall be amended to insert the letter "(a)" before the phrase "Upon the award" in the first line thereof and to include a new SUBSECTION (b) as follows:

  (b)  Upon the award of Restricted Stock Units, the Limited Partnership shall issue to the Company the contractual right to receive a number of restricted Units, equal to (i) the number of Shares issuable upon settlement of the Restricted Stock Units awarded to the Grantee, divided by (ii) the Conversion Multiple, which contractual right shall be subject to the same restrictions as those applicable to the Restricted Stock Units. Upon the lapse of restrictions applicable to the Restricted Stock Units and the issuance of the Shares issuable upon settlement of the Restricted Stock Units, the restrictions applicable to the contractual right referred to in this SUBSECTION 6.3 (b) also shall lapse, and the Company's capital account in the Limited Partnership shall be adjusted, as appropriate, to reflect the additional Units.

        10.   The last sentence of SECTION 7.1 is hereby deleted and replaced with the following:

  Subject to the provisions of SECTIONS 3 and 28 hereof, an individual who has been granted an Option, or awarded Restricted Stock or Restricted Stock Units may, if such individual is otherwise eligible, be granted additional Options or awarded additional Restricted Stock or additional Restricted Stock Units if the Committee shall so determine. Subject to the other provisions of this Plan, the Committee may grant Options or award Restricted Stock or Restricted Stock Units with terms and conditions which differ among the Optionees or Grantees thereof, respectively.

        11.   The title of SECTION 7.6 is hereby renamed "AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS" and the phrase "and Restricted Stock Units to Employees" shall be inserted after the phrase "Directors and Employees" and before the phrase "in accordance with the following provisions" in the third line.

        12.   The title of SECTION 7.6 (a) is hereby renamed "GENERAL NATURE OF RESTRICTIONS ON RESTRICTED STOCK" and a new SUBSECTION (b) shall be added as follows:

  (b)  GENERAL NATURE OF RESTRICTED STOCK UNITS. Restricted Stock Unit awards under the Plan shall consist of an unfunded and unsecured promise of the Company to deliver to the Grantee, on the settlement date specified in the Agreement relating to such award, one Share for each Restricted Stock Unit covered by the award, as specified in the Agreement relating to such award, subject to the forfeiture and other terms and conditions specified in the Plan and in the Agreement relating to such award.

        13.   SUBSECTION 7.6 (b) shall be re-lettered SUBSECTION 7.6 (c) and the following new SUBSECTION 7.6 (d) shall be added:

  7.6  (d) TERMS OF RESTRICTED STOCK UNIT AWARD AGREEMENTS. Restricted Stock Unit awards shall be evidenced by Agreements containing provisions setting forth the terms and conditions governing such awards. Each such Agreement shall contain the settlement date of such award and the vesting provisions applicable to such award. The Committee may, in its discretion, include in any such Agreement prohibitions against the sale, assignment, transfer, exchange, pledge, hypothecation or other encumbrance of the Restricted Stock Units or the right to receive dividends or dividend equivalents with respect to the award, and such other terms, conditions and restrictions as the Committee in its sole discretion may specify, including provisions relating to the forfeiture of such award or any portion thereof.

        14.   SUBSECTION 7.6 (c) shall be re-lettered SUBSECTION 7.6 (d), the phrase "or an award of Restricted Stock Units" shall be inserted in the third line after the phrase "an award of Restricted Stock", the phrase "on awards of Restricted Stock or the vesting of Restricted Stock Units" shall be inserted in the fifth line after the phrase "lapse of restrictions" and before the comma, and the phrase "and all Restricted Stock Units" shall be inserted in the sixth line after the phrase "Shares of Restricted Stock".

        15.   SUBSECTION 7.6 (d) shall be re-lettered SUBSECTION 7.6 (e).

        16.   A new SUBSECTION 7.6 (f) shall be added after SECTION 7.6(e), as re-lettered pursuant to Section 16 hereof, as follows:

  (f)  RESTRICTED STOCK UNITS—DIVIDEND EQUIVALENTS. The Committee may establish terms and conditions under which the Grantee of a Restricted Stock Unit award shall be entitled to receive dividend equivalents with respect to the Shares underlying such Restricted Stock Unit award.

        17.   SUBSECTION 7.6 (e) shall be re-lettered SUBSECTION 7.6 (g) and the second sentence shall be deleted and replaced with the following:

  With respect to the grant of Restricted Stock and Restricted Stock Units, the Committee may establish performance goals applicable to Restricted Stock or Restricted Stock Units granted to Grantees in such a manner as shall permit the Grant to qualify as "performance-based compensation" as described in Section 162 (m)(4)(c) of the Code.

        In addition, clause (ii) in existing SUBSECTION 7.6 (e) shall be deleted and replaced with the following:

  (ii)  the maximum number of Shares of Restricted Stock or Restricted Stock Units which may be granted to any Grantee in any one calendar year shall not exceed 200,000 Shares.

  18.
  SECTION 8 shall be deleted and replaced with the following:

  Unless otherwise provided in the applicable Agreement, each Option granted and each award of Restricted Stock or Restricted Stock Units made hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution, and Options may be exercised and Restricted Stock Units may be settled, during the Optionee's or Grantee's lifetime, only by the Optionee or Grantee, as the case may be.

        19.   SECTION 10 shall be amended by inserting the letter "(a)" before the existing paragraph and inserting a new SUBSECTION 10 (b) as follows:

  Notwithstanding any other provisions of the Plan, all outstanding non-vested Restricted Stock Unit awards made hereunder shall vest on the date of a Change of Control, as defined in SECTION 16 hereof, and all such previously non-vested and all vested Restricted Stock Unit awards made hereunder that are outstanding on the date of a Change in Control shall be settled on the date of such Change of Control in accordance with the provisions of this Plan and the Agreements relating to such awards.

        20.   SECTION 14.1 shall be deleted and replaced with the following:

  An Optionee or Grantee may, subject to Committee approval, elect the withholding ("Share Withholding") by the Company of a portion of the Shares otherwise deliverable to such Optionee or Grantee upon his or her exercise of an Option, vesting of a Restricted Stock award, or settlement of a Restricted Stock Unit award, in each case having a Fair Market Value equal to either (a) the amount necessary to satisfy such Optionee's or Grantee's required federal, state or other governmental withholding tax liability with respect thereto, or (b) a greater amount, not to exceed the estimated total amount of such Optionee's or Grantee's tax liability with respect thereto.

        21.   The introductory clause after the title "FORFEITURE" and prior to the letter "(a)" in SECTION 15 is hereby deleted and replaced with the following:

  Subject to the provisions of SUBSECTION 7.4 hereof with respect to Incentive Stock Options and the provisions of SUBSECTION 7.6(b) hereof with respect to Restricted Stock, unless otherwise provided in an applicable Agreement, an unexercised Option or non-vested Restricted Stock award or Restricted Stock Unit award shall terminate and/or be forfeited upon the date on which the Optionee or Grantee thereof, as the case may be, is no longer an Employee ("Termination of Employment"), except that

        22.   SECTION 21 is hereby deleted and replaced with the following:

  An Optionee or Grantee shall not, by reason of any right granted hereunder, have any right as a stockholder of the Company with respect to the Shares which may be deliverable upon exercise of such Option, vesting of Restricted Stock or settlement of Restricted Stock Units, until such Shares have been delivered to him or her.

        23.   The second sentence of SECTION 23 shall be deleted and replaced with the following:

  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Option Agreements, Restricted Stock Agreements and Restricted Stock Unit Agreements as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment, under SECTION 15 hereof, of leaves of absence.

        24.   The first line of SECTION 24 shall be revised to insert the phrase ", Restricted Stock Unit Agreement" after the phrase "Any Option" and before the phrase "Restricted Stock Agreement."

        25.   All capitalized terms used herein shall have the meanings assigned to them in the Plan.

        26.   Except as expressly amended hereby, the Plan remains in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by the undersigned, a duly authorized officer of the Company, as of February 19, 2004.

THE MILLS CORPORATION
By:	/s/ THOMAS E. FROST Thomas E. Frost Executive Vice President, General Counsel and Secretary
Attest:	/s/ MARY ELLEN SERAVALLI Mary Ellen Seravalli Senior Vice President, Deputy General Counsel and Assistant Secretary

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AMENDMENT NO. 2 TO THE MILLS CORPORATION AMENDED AND RESTATED 1994 EXECUTIVE EQUITY INCENTIVE PLAN
RECITALS